Note 39 - Update as of March 31, 2023	12 Months Ended
Dec. 31, 2022
Disclosure of events after reporting period and approval date [Abstract]
Note 39 - Update as of March 31, 2023

39Update as of March 31, 2023[1]

Contingencies, commitments and restrictions on the distribution of profits updates

Information contained in note 26“Contingencies, commitments and restrictions on the distribution of profits” was amended reflecting the latest updates on the following cases: “CSN claims relating to the January 2012 acquisition of Usiminas”, “Putative class actions” and “U.S. patent infringement litigation”.

Tenaris to Increase its participation in Usiminas control group

On March 30, 2023, the Company’s subsidiary, Confab, together with Tenaris’s affiliates Ternium Investments and Ternium Argentina, all of which compose the T/T Group within Usiminas control group, entered into a share purchase agreement to acquire from the NSC Group, pro rata to their current participations in the T/T Group, 68.7 million ordinary shares of Usiminas at a price of BRL10 (approximately $1.9) per ordinary share. Pursuant to the transaction, Tenaris would pay approximately BRL 110 million (approximately $21 million) in cash for 11 million ordinary shares, increasing its participation in the Usiminas control group to 9.8%. Upon the closing of this transaction, the T/T Group will hold an aggregate participation of 61.3% in the control group, with the NSC Group and Previdência Usiminas (Usiminas employees’ pension fund) holding 31.7% and 7.1%, respectively. The transaction is subject to approval by Brazil’s antitrust authorities and will be financed with cash on hand.

The Company will continue having significant influence over Usiminas and consequently will continue accounting for its investment under the equity method.

At closing, the existing Usiminas shareholders agreement will be replaced by a new shareholders agreement setting forth a new governance structure for Usiminas. The T/T Group will nominate a majority of the Usiminas board of directors, the chief executive officer and four other members of the Usiminas board of officers. Of the positions allocated to the T/T group, Tenaris will retain the right to nominate one member of the Usiminas board of directors and one members of the Usiminas board of officers. Ordinary decisions may be approved with a 55% majority of Usiminas’ control group shares.

At any time after the second anniversary of the closing of the transaction, the T/T Group will have the right to buy the NSC Group’s remaining interest in the Usiminas control group (153.1 million ordinary shares) at the higher of BRL10 per share and the 40-trading day average price per share immediately prior to the date of exercising the option. In addition, the NSC Group will have the right, at any time after the closing of the transaction, to withdraw its remaining shares from the control group and sell them in the open market after giving the T/T Group the opportunity to buy them at the 40-trading day average price per share, as well as the right, at any time after the second anniversary of the closing, to sell such shares to the T/T Group at BRL10 per share. Confab will have the right to participate in each such transaction pro rata to its current participation in the T/T group.

The Company will account for the transaction if and when the conditions precedent to closing are satisfied and the acquisition is completed.

[1]This note was added subsequently to the approval of these Consolidated Financial Statements by the Company’s Board of Directors on February 15, 2023.